UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

May 3, 2023

Date of Report (Date of earliest event reported)

DELEK US HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38142	35-2581557
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

310 Seven Springs Way, Suite 500	Brentwood	Tennessee	37027
(Address of Principal Executive)			(Zip Code)

(615) 771-6701

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	DK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Board of Directors of Delek US Holdings, Inc. (the “Company”) previously approved, subject to stockholder approval, an amendment (the “Amendment”) to the Delek US Holdings, Inc. 2016 Long-Term Incentive Plan, as amended (the “Plan”). As described below, the Company’s stockholders approved the Amendment at the Company’s 2023 Annual Meeting of Stockholders (the “Annual Meeting”) held on May 3, 2023. Pursuant to the Amendment, the number of shares of common stock reserved for issuance under the Plan was increased by 2,015,000 shares to a total of 17,010,000 shares and the fungible ratio was reduced from 2.28 to 1.74. The Amendment and the Plan are described in the section entitled “Proposal 4: Amendment to Our 2016 Long-Term Incentive Plan” of the Company’s Definitive Proxy Statement on Schedule 14A filed with the United States Securities and Exchange Commission on March 24, 2023, and which is incorporated by reference herein.

The foregoing description of the Amendment is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting was held on May 3, 2023. A quorum was present at the meeting. The final results of voting for each matter submitted to a vote of stockholders at the Annual Meeting are set forth below.

Proposal 1

Election of Nine Directors

Voting results for the election of directors were as follows:

Nominees	For	Against	Abstain	Broker Non-Votes
Ezra Uzi Yemin	54,310,863	1,174,248	47,500	4,515,545
Avigal Soreq	55,164,155	321,635	46,821	4,515,545
William J. Finnerty	53,250,263	2,235,758	46,590	4,515,545
Richard J. Marcogliese	54,950,361	535,934	46,316	4,515,545
Leonardo Moreno	54,996,994	480,422	55,195	4,515,545
Gary M. Sullivan, Jr.	53,782,421	1,703,750	46,440	4,515,545
Vasiliki (Vicky) Sutil	48,661,384	6,825,687	45,540	4,515,545
Laurie Z. Tolson	54,316,892	1,168,193	47,526	4,515,545
Shlomo Zohar	53,262,460	2,223,705	46,446	4,515,545

Accordingly, all nine of the Company’s nominees were elected to serve as directors of the Company until the 2024 Annual Meeting of Stockholders or until their respective successors are appointed, elected and qualified.

Proposal 2

Advisory Resolution on Executive Compensation

The Company’s executive compensation program for our named executive officers, as described in the Proxy Statement, was approved on an advisory, non-binding basis, by the following vote:

For	Against	Abstain	Broker Non-Votes
54,534,046	950,186	48,379	4,515,545

Proposal 3

Advisory Resolution on Executive Compensation Advisory Vote Frequency

On the advisory, non-binding resolution on the frequency of stockholder votes on the Company’s executive compensation program for our named executive officers, the option for “one year” received the most votes, as follows:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
51,475,691	19,301	3,967,426	70,193	—

Proposal 4

Approval of the Amendment to our 2016 Long-Term Incentive Plan

The Amendment to the Plan was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
52,977,571	2,493,301	61,739	4,515,545

Proposal 5

Ratification of the Appointment of Auditors

Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2023 fiscal year was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
57,781,203	2,235,282	31,671	—

Item 9.01	Financial Statements and Exhibits.

(d)

10.1	Fifth Amendment to the Delek US Holdings, Inc. 2016 Long-Term Incentive Plan.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 8, 2023	DELEK US HOLDINGS, INC.

/s/ Reuven Spiegel
Name: Reuven Spiegel
Title: Executive Vice President and Chief Financial Officer
(Principal Financial Officer)